UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Pasithea Therapeutics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40804	85-1591963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

(702) 514-4174

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	KTTA	The Nasdaq Capital Market
Warrants to purchase shares of common stock, par value $0.0001 per share	KTTAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On July 20, 2023, Pasithea Therapeutics Corp. (the “Company”) issued a press release announcing that the Company intends to commence a tender offer (the “Tender Offer”) to purchase for cash up to $4.0 million of value of its common stock, $0.0001 par value per share (“Common Stock”), at an anticipated cash purchase price of $0.70 per share.

The press release attached hereto as Exhibit 99.1 is for informational purposes only and is neither a recommendation, an offer to purchase nor a solicitation of an offer to sell securities. The Tender Offer described in this statement and the accompanying exhibit has not yet commenced. The solicitation of offers to buy shares of the Company’s Common Stock will only be made pursuant to an Offer to Purchase and other related documents that the Company will send to its stockholders once the Tender Offer has commenced. Stockholders of the Company are urged to read these materials when they become available, as well as any other relevant documents filed with the Securities and Exchange Commission (“SEC”) when they become available, carefully and in their entirety because they will contain important information, including the terms and conditions of the tender offer. Those materials will be distributed by the Company to the Company’s stockholders at no expense to them.

Upon commencement of the Tender Offer, the Company will file the Offer to Purchase and other related documents with the SEC, and, when available, investors may obtain them for free from the SEC at its website (www.sec.gov) or free of charge from the Company as described in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Pasithea Therapeutics Corp. issued July 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASITHEA THERAPEUTICS CORP.

Dated: July 20, 2023	By:	/s/ Tiago Reis Marques
Tiago Reis Marques
Chief Executive Officer

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